UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2014

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry Into a Material Definitive Agreement.

On July 8, 2014, Bonanza Creek Energy, Inc. (the “Company”)  and its wholly-owned subsidiary, Bonanza Creek Energy Operating Company, LLC completed the previously announced acquisition of certain oil and gas properties, leasehold mineral interests and related assets of DJ Resources, LLC (the “Seller”) and DJ Resources, Inc., a wholly-owned subsidiary of Seller, in Weld County, Colorado (the “Acquisition”) for aggregate consideration, based on an effective date of June 1, 2014 and before normal post-closing adjustments, comprised of $174.2 million in cash and the issuance of 853,492 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The number of shares issued to the Seller was calculated based on a per share price of $45.42, which represented a volume-weighted average price for the 20 trading days immediately preceding the date that the definitive purchase agreement was executed.  The issuance of the shares is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof as a transaction not involving a public offering.

The foregoing summary of the transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase and Sale Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2014, and incorporated herein by reference.

On July 8, 2014, in connection with the closing of the Acquisition, the Company entered into a registration rights agreement with the Seller (the “Registration Rights Agreement”), pursuant to which the Company is required to register under the Securities Act the resale of the Common Stock issued to the Seller.  Under the Registration Rights Agreement, the Company is obligated to file a resale shelf registration statement with the SEC by August 7, 2014.  We are obligated to maintain the effectiveness of the registration statement until the first date the Seller can sell the Common Stock pursuant to Rule 144 under the Securities Act without being subject to the volume restrictions set forth in Rule 144(e).

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the copy of the Registration Rights Agreement, the full text of the same being attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.01                   Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 is incorporated hereinto this Item 2.01 by reference.

Item 3.02                   Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is incorporated hereinto this Item 3.02 by reference.

Item 8.01                   Other Events.

On July 8, 2014, the Company issued a press release which announced the closing of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

4.1                               Registration Rights Agreement by and between DJ Resources, LLC and Bonanza Creek Energy, Inc. dated July 8, 2014.

99.1                        Press release issued July 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: July 11, 2014	By:	/s/ Christopher I. Humber
Christopher I. Humber
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Registration Rights Agreement by and between DJ Resources, LLC and Bonanza Creek Energy, Inc. dated July 8, 2014.

99.1	Press release issued July 8, 2014.